Financial risk management - Capital risk management (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial risk management
Borrowings	¥ 233,815	¥ 211,745
Add: Convertible note (Note 27)	38,059	34,190
Less: Cash and cash equivalents (Note 18)	(39,289)	(44,384)	¥ (154,490)
Restricted cash (Note 18)		(8,712)
Net debt	232,585	192,839
Total equity	(186,422)	425,736	¥ 590,598	¥ (249,356)
Total capital	¥ 45,163	¥ 618,575
Gearing ratio	514.99%	31.20%